                                                                      Exhibit 99



                                                          Contact: Richard Tofel
                                                                  (212) 416-2951

                                                                  Valerie Gerard
                                                                  (212) 416-2687

                         DOW JONES & COMPANY ANNOUNCES
                            SECOND QUARTER RESULTS,
                     REVISES FINANCIAL REPORTING SEGMENTS,
                         ADDS SUPPLEMENTAL DISCLOSURES

NEW YORK, N.Y. (July 9, 1998)-- Dow Jones & Company announced today that it earned $54.7 million, or 56 cents per diluted share, during the second quarter ended June 30, 1998 excluding losses at its former Telerate subsidiary and a loss on the sale of Telerate ("pro forma"). These earnings were up 10.6% from comparable pro forma earnings of $49.5 million, or 51 cents per share, in the second quarter of 1997.

     Actual results for the second quarter of 1998 reflect earnings of $46.3 million, or 47 cents per share, including the operating loss at Telerate, but before the previously-announced loss on the sale of that unit of $98 million. Including the loss on sale, Dow Jones recorded a net loss of $51.7 million, or 54 cents per share, during the quarter. Dow Jones earned $34.9 million, or 36 cents per share, in the second quarter of 1997.

     For the six months ended June 30, 1998, pro forma earnings were up 27% at $104.3 million, or $1.07 per share, compared with $82.3 million, or 85 cents per share, in the year-earlier period. These figures include gains on asset sales of 11 cents per share in 1998 and four cents per share in 1997.

     Including Telerate, actual results for the six month period reflect a loss of $17 million, or 18 cents per share in 1998, compared with earnings of $60.3 million, or 63 cents per share, during the like period of 1997.

     Pro forma revenue rose 6.8% in the second quarter to $486.7 million, while revenue including Telerate fell 6.2% to $601.1 million. Pro forma consolidated operating income was up 3.6% to $98.1 million. Including Telerate, consolidated operating income rose 10% to $85.9 million. The pro forma EBITDA margin for the quarter was 24.8%.

     Dow Jones chairman and chief executive officer Peter R. Kann said, "Our second quarter results reflect continuing strength in Wall Street Journal advertising and significant revenue and operating income growth for our electronic publishing operations. The turnaround at Dow Jones is well underway."

     The results announced today also reflect new financial reporting segments, and new supplemental revenue and EBITDA disclosures. Dow Jones will henceforth be reporting the results of its business and financial news and information operations in two segments, Print Publishing (including The Wall Street Journal and its international editions, Barron's and other periodicals, and U.S. television operations) and Electronic Publishing (Dow Jones Newswires, Dow Jones
Indexes, and Dow Jones Interactive Publishing).   Under the previous segments,
Dow Jones Interactive Publishing was included in "Business Publishing" and
Telerate was included in "Financial Information Services."   The Ottaway
community newspapers will continue to be reported as a separate segment.

     Dow Jones will also, beginning with the results announced today, disclose on a quarterly basis supplemental revenue information for the following: U.S. and international print advertising; U.S. and international print circulation and other revenue; Dow Jones Newswires and Dow Jones Indexes; and Dow Jones Interactive Publishing. EBITDA results will also be reported for each segment on a quarterly basis, rather than only annually as in the past.

     Dow Jones senior vice president and chief financial officer Jerry Bailey said, "The new segments and new revenue disclosures unveiled today, along with the pro forma information for Dow Jones ex-Telerate, will make our results much more transparent, and should make Dow Jones easier for investors to value."

     The new print publishing segment posted a second quarter revenue increase of 6.7% to $307.9 million, reflecting a 9.7% increase in U.S. print advertising revenue. Advertising linage at The Wall Street Journal rose 6.5% in the
quarter.   Operating income in the print publishing segment was $69.7 million, a decrease of 5.4%. The EBITDA margin for the segment was 26.7%, down from 29.4% in the second quarter of 1997, in significant part reflecting Asian advertising softness and higher newsprint prices.

     Second quarter revenue in the new electronic publishing segment rose 14.3% to $97.5 million. Operating income in the segment rose 14.1% to $18.4 million. The EBITDA margin was 24.7%.

     Revenue in the community newspaper segment rose 5.7% in the second quarter to $81.4 million. Advertising linage at Ottaway's 19 daily and 17 weekly newspapers rose 4.7%. Operating income in the segment rose 4.7% to $16.1 million. The EBITDA margin was 25.1%.

     Pretax losses at Dow Jones' television operations (including income from U.S. television reported in the print publishing segment and losses from international television reported in equity results) were $5 million in the second quarter, compared with $12.2 million in the year-earlier period. For the six months ended June 30, 1998, pre-tax television losses were $15 million, compared with $31.1 million in the first half of 1997.

     Dow Jones & Company (NYSE: DJ) publishes The Wall Street Journal and its international and Interactive editions, Barron's and SmartMoney magazines and other periodicals, Dow Jones Newswires, Dow Jones Indexes, Dow Jones Interactive and the Ottaway group of community newspapers. Dow Jones is co-owner of the CNBC television operations in Asia and Europe, and also provides news content to CNBC in the U.S.

                              Dow Jones & Company
                               Earnings Summary

                                              Second           Second               First             First
(in thousands, except                        Quarter          Quarter                Half              Half
 per share amounts)                            1998             1997                 1998              1997
                                          ---------------  ---------------     -----------------  ---------------

Consolidated:
     Revenues                               $ 601,142        $ 640,744           $ 1,222,623      $ 1,246,707

     Operating Income                          85,864           78,027               141,342          140,189

     Net (loss) income                        (51,697)          34,906               (16,999)          60,305

     Diluted EPS                                (0.54)            0.36                 (0.18)            0.63

     Diluted EPS, excluding loss on
       sale of Telerate                          0.47             0.36                  0.83             0.63

Pro forma:
 (Consolidated less Telerate results
  from operations and loss on sale)

     Revenues                                 486,739          455,808               936,721          876,544

     Operating Income                          98,075           94,675               174,569          162,968

     Net income                                54,746           49,482               104,348           82,258

     Diluted EPS                                 0.56             0.51                  1.07             0.85


Pro forma, excluding gains
 from other asset sales: (1)

     Net income                                54,746           49,482                94,202           78,740

     Diluted EPS                                 0.56             0.51                  0.96             0.82


See notes to financial information on page 11.

                     UNAUDITED PRO FORMA INCOME STATEMENT
                                  BY QUARTER

                                                      Second           First         Fourth             Third            Second
(in thousands, except                                Quarter         Quarter        Quarter           Quarter           Quarter
 per share amounts)                                     1998            1998           1997              1997              1997
                                                  -------------    -------------  -------------    -------------     -------------

Revenues:
Advertising                                        $ 277,043       $ 244,666      $ 291,586         $ 235,180         $ 256,626
Information services                                  95,379          95,884         90,579           101,952            84,226
Circulation and other                                114,317         109,432        118,253           114,235           114,956

     Total revenues                                  486,739         449,982        500,418           451,367           455,808

Expenses:
News, operations and development                     129,589         122,652        140,812           126,877           122,862
Selling, administrative and general                  163,873         160,287        157,609           153,378           150,974
Newsprint                                             43,028          39,855         44,333            36,485            38,041
Second class postage and carrier delivery             29,639          28,268         30,683            27,690            28,426
Depreciation and amortization                         22,535          22,426         31,218            21,471            20,830
Restructuring (2)                                                                    21,761

     Operating expenses                              388,664         373,488        426,416           365,901           361,133

     Operating income                                 98,075          76,494         74,002            85,466            94,675

Other income (deductions):
Investment income                                      1,795             301            223               143               224
Interest expense                                      (1,351)         (2,246)        (3,919)           (4,424)           (4,342)
Equity in losses of associated companies (2)          (3,618)         (5,887)       (26,970)           (4,544)           (4,794)
Gain on disposition of businesses
  and investments (3)                                                 15,390         46,416
Other, net                                              (469)           (449)        (1,938)              298              (600)

Income before income taxes                            94,432          83,603         87,814            76,939            85,163

Income taxes                                          39,686          34,001         28,489            31,160            35,681

Net income                                         $  54,746       $  49,602      $  59,325         $  45,779         $  49,482


Net income per share:
     - Basic                                       $    0.57       $    0.51      $    0.61         $    0.48         $    0.52
     - Diluted                                          0.56            0.50           0.61              0.47              0.51

Average shares outstanding:
     - Basic                                          96,476          96,878         96,465            96,124            95,821
     - Diluted                                        97,677          98,248         97,756            97,060            96,585





                                                       First         Fourth           Third            Second             First
(in thousands, except                                Quarter         Quarter        Quarter           Quarter           Quarter
 per share amounts)                                     1997            1996           1996              1996              1996
                                                  -------------    -------------  -------------    -------------     -------------

Revenues:
Advertising                                        $ 228,472       $ 262,287      $ 202,900         $ 238,315         $ 193,479
Information services                                  80,750          81,354         77,355            74,585            75,894
Circulation and other                                111,514         116,718        115,149           114,123           112,996

     Total revenues                                  420,736         460,359        395,404           427,023           382,369

Expenses:
News, operations and development                     122,181         131,172        122,853           121,070           117,229
Selling, administrative and general                  148,129         152,322        146,563           148,759           138,305
Newsprint                                             33,619          37,408         36,573            45,881            44,904
Second class postage and carrier delivery             27,643          29,541         26,746            27,343            26,626
Depreciation and amortization                         20,871          20,414         19,950            19,912            19,871
Restructuring (2)

     Operating expenses                              352,443         370,857        352,685           362,965           346,935

     Operating income                                 68,293          89,502         42,719            64,058            35,434

Other income (deductions):
Investment income                                        122             363            169               176                -
Interest expense                                      (4,260)         (5,445)        (4,525)           (3,069)          (3,150)
Equity in losses of associated companies (2)         (12,693)         (6,858)        (3,310)            3,094            1,666
Gain on disposition of businesses
  and investments (3)                                  6,179                         14,315
Other, net                                               517           1,026          1,774             1,973            1,909

Income before income taxes                            58,158          78,588         51,142            66,232           35,859

Income taxes                                          25,382          32,296         20,827            27,764           16,421

Net income                                         $  32,776       $  46,292      $  30,315         $  38,468         $ 19,438


Net income per share:
     - Basic                                       $    0.34       $    0.48      $    0.31         $    0.40         $   0.20
     - Diluted                                          0.34            0.48           0.31              0.39             0.20

Average shares outstanding:
     - Basic                                          95,570          95,808         96,725            97,118           97,435
     - Diluted                                        96,267          96,234         97,448            97,863           98,195


See notes to financial information on page 11.

                              Dow Jones & Company
                              Segment information
                                  By Quarter

                                                         Second            First           Fourth           Third          Second
                                                        Quarter          Quarter          Quarter         Quarter         Quarter
(in thousands)                                             1998             1998             1997            1997            1997
                                                 ---------------  ---------------  ---------------  --------------  --------------
Revenues:
--------
Print Publishing (4)                                  $ 307,885        $ 281,504        $ 322,797       $ 267,170        $288,651
Electronic Publishing (5)                                97,464           97,581           92,642         103,182          85,258
Community Newspapers                                     81,390           70,897           79,306          76,275          76,995
                                                 ---------------  --------------- ----------------  --------------  --------------
     Segment Revenues                                   486,739          449,982          494,745         446,627         450,904

Divested/Joint Ventured Operations:
----------------------------------

Print and Television Operations (6)                           -                -            5,673           4,740           4,904
                                                 ---------------  --------------- ----------------  --------------  --------------
     Total Pro Forma Revenues                           486,739          449,982          500,418         451,367         455,808

Telerate                                                114,403          171,499          189,067         184,959         184,936
                                                 ---------------  --------------- ----------------  --------------  --------------
     Consolidated Revenues                            $ 601,142        $ 621,481        $ 689,485       $ 636,326        $640,744


Operating Income (Loss):
-----------------------
Print Publishing                                       $ 69,749         $ 53,223         $ 69,017        $ 48,888        $ 73,700
Electronic Publishing                                    18,377           21,281           (2,285)         33,012          16,107
Community Newspapers                                     16,067            8,155           14,117          12,743          15,351
Corporate operating expenses                             (6,118)          (6,165)          (3,439)         (4,997)         (5,627)
                                                 ---------------  --------------- ----------------  --------------  --------------
     Segment Profit                                      98,075           76,494           77,410          89,646          99,531

Divested/Joint Ventured Operations:
----------------------------------

Print and Television Operations                               -                -           (3,408)         (4,180)         (4,856)
                                                 ---------------  --------------- ----------------  --------------  --------------
     Pro Forma operating income                          98,075           76,494           74,002          85,466          94,675

Telerate                                                (12,211)         (21,016)      (1,017,159)        (24,472)        (16,648)
                                                 ---------------  --------------- ----------------  --------------  --------------
     Consolidated Operating income (loss)              $ 85,864         $ 55,478       $ (943,157)       $ 60,994        $ 78,027


EBITDA: (7)
-----------
Print Publishing                                       $ 82,255         $ 65,802         $ 92,730        $ 59,790        $ 84,753
Electronic Publishing                                    24,034           26,832           21,870          38,706          21,244
Community Newspapers                                     20,439           12,451           18,499          16,951          19,329
Corporate operating expenses                             (6,118)          (6,165)          (3,439)         (4,997)         (5,627)
                                                 ---------------  --------------- ----------------  --------------  --------------
     Segment EBITDA                                     120,610           98,920          129,660         110,450         119,699

Divested/Joint Ventured Operations:
----------------------------------

Print and Television Operations                               -                -           (2,679)         (3,513)         (4,194)
                                                 ---------------  --------------- ----------------  --------------  --------------
     Pro Forma EBITDA                                   120,610           98,920          126,981         106,937         115,505

Telerate                                                  9,500           11,171              124          16,154          23,229
                                                 ---------------  --------------- ----------------  --------------  --------------
     Consolidated EBITDA                              $ 130,110        $ 110,091        $ 127,105       $ 123,091        $138,734


EBITDA Margin:
-------------

Print Publishing                                          26.7%            23.4%            28.7%           22.4%           29.4%
Electronic Publishing (8)                                 24.7%            27.5%            23.6%           37.5%           24.9%
Community Newspapers                                      25.1%            17.6%            23.3%           22.2%           25.1%

     All Segments                                         24.8%            22.0%            26.2%           24.7%           26.5%


                                                          First           Fourth            Third          Second           First
                                                        Quarter          Quarter          Quarter         Quarter         Quarter
(in thousands)                                             1997             1996             1996            1996            1996
                                                  --------------  ---------------   --------------   -------------   ------------
Revenues:
--------
Print Publishing (4)                                  $ 264,777        $ 295,501        $ 238,504       $ 272,864       $ 237,392
Electronic Publishing (5)                                82,150           82,756           78,517          75,103          76,185
Community Newspapers                                     68,035           76,427           72,691          73,858          64,535
                                                  --------------  ---------------   --------------   -------------   ------------
     Segment Revenues                                   414,962          454,684          389,712         421,825         378,112

Divested/Joint Ventured Operations:
----------------------------------
Print and Television Operations (6)                       5,774            5,675            5,692           5,198           4,257
                                                  --------------  ---------------   --------------   -------------   ------------
     Total Pro Forma Revenues                           420,736          460,359          395,404         427,023         382,369

Telerate                                                185,227          210,891          199,467         203,614         202,465
                                                  --------------  ---------------   --------------   -------------   ------------
     Consolidated Revenues                            $ 605,963        $ 671,250        $ 594,871       $ 630,637       $ 584,834


Operating Income (Loss):
-----------------------
Print Publishing                                       $ 55,586         $ 71,563         $ 30,090        $ 53,553        $ 28,691
Electronic Publishing                                    14,255           16,948           15,503          12,797          17,652
Community Newspapers                                      8,373           15,655           11,390          12,924           3,797
Corporate operating expenses                             (4,126)          (5,494)          (5,927)         (5,341)         (5,290)
                                                  --------------  ---------------   --------------   -------------   ------------
     Segment Profit                                      74,088           98,672           51,056          73,933          44,850

Divested/Joint Ventured Operations:
----------------------------------
Print and Television Operations                          (5,795)          (9,170)          (8,337)         (9,875)         (9,416)
                                                  --------------  ---------------   --------------   -------------   ------------
     Pro Forma operating income                          68,293           89,502           42,719          64,058          35,434

Telerate                                                 (6,131)          24,162           19,553          28,034          33,518
                                                  --------------  ---------------   --------------   -------------   ------------
     Consolidated Operating income (loss)              $ 62,162        $ 113,664         $ 62,272        $ 92,092        $ 68,952


EBITDA: (7)
-----------
Print Publishing                                       $ 66,564         $ 82,431         $ 40,084        $ 63,955        $ 38,858
Electronic Publishing                                    19,465           20,896           20,419          17,397          22,455
Community Newspapers                                     12,359           19,678           15,342          16,875           7,750
Corporate operating expenses                             (4,126)          (5,494)          (5,927)         (5,341)         (5,290)
                                                  --------------  ---------------   --------------   -------------   ------------
     Segment EBITDA                                      94,262          117,511           69,918          92,886          63,773

Divested/Joint Ventured Operations:
----------------------------------

Print and Television Operations                          (5,098)          (7,594)          (7,251)         (8,915)         (8,468)
                                                  --------------  ---------------   --------------   -------------   ------------
     Pro Forma EBITDA                                    89,164          109,917           62,667          83,971          55,305

Telerate                                                 31,929           59,161           54,300          62,061          67,354
                                                  --------------  ---------------   --------------   -------------   ------------
     Consolidated EBITDA                              $ 121,093        $ 169,078        $ 116,967       $ 146,032       $ 122,659


EBITDA Margin:
-------------

Print Publishing                                          25.1%            27.9%            16.8%           23.4%           16.4%
Electronic Publishing (8)                                 23.7%            25.3%            26.0%           23.2%           29.5%
Community Newspapers                                      18.2%            25.7%            21.1%           22.8%           12.0%

     All Segments                                         22.7%            25.8%            17.9%           22.0%           16.9%

See notes to financial information on page 11.

                              Dow Jones & Company
                   Supplemental Segment Revenue Information

                                                 Second           First          Fourth           Third         Second
                                                Quarter         Quarter         Quarter         Quarter        Quarter
                                                   1998            1998            1997            1997           1997
(in thousands)                           ---------------  --------------  --------------  --------------  -------------
Print Publishing (4)
U.S. Publications
-----------------
  Advertising                                 $ 198,692       $ 181,040       $ 209,107       $ 163,138       $181,205
  Circulation and Other                          80,506          76,155          80,901          75,930         77,458
International Publications
--------------------------
  Advertising                                    17,804          13,270          22,517          16,841         18,442
  Circulation and Other                          10,883          11,039          10,272          11,261         11,546
                                         ---------------  --------------  --------------  --------------  -------------
     Total                                      307,885         281,504         322,797         267,170        288,651

Electronic Publishing (5)
  Dow Jones Newswires/Indexes                    54,519          54,444          51,128          63,015         47,482
  Interactive Publishing                         42,945          43,137          41,514          40,167         37,776
                                         ---------------  --------------  --------------  --------------  -------------
     Total                                       97,464          97,581          92,642         103,182         85,258

Community Newspapers
  Advertising                                    58,476          48,687          56,704          53,313         55,008
  Circulation and Other                          22,914          22,210          22,602          22,962         21,987
                                         ---------------  --------------  --------------  --------------  -------------
                                                 81,390          70,897          79,306          76,275         76,995

     Total                                    $ 486,739       $ 449,982       $ 494,745       $ 446,627       $450,904

                                                  First          Fourth           Third          Second          First
                                                Quarter         Quarter         Quarter         Quarter        Quarter
                                                   1997            1996            1996            1996           1996
(in thousands)                            --------------   -------------  --------------   -------------  -------------
Print Publishing (4)
U.S. Publications
-----------------
  Advertising                                 $ 166,228        $183,234       $ 134,955        $166,903      $ 136,256
  Circulation and Other                          73,846          78,321          76,246          76,161         77,147
International Publications
--------------------------
  Advertising                                    13,177          21,776          15,249          17,301         12,527
  Circulation and Other                          11,526          12,170          12,054          12,499         11,462
                                          --------------   -------------  --------------   -------------  -------------
     Total                                      264,777         295,501         238,504         272,864        237,392

Electronic Publishing (5)
  Dow Jones Newswires/Indexes                    42,249          41,108          40,206          39,561         38,797
  Interactive Publishing                         39,901          41,648          38,311          35,542         37,388
                                          --------------   -------------  --------------   -------------  -------------
     Total                                       82,150          82,756          78,517          75,103         76,185

Community Newspapers
  Advertising                                    46,668          54,575          50,341          52,425         43,750
  Circulation and Other                          21,367          21,852          22,350          21,433         20,785
                                          --------------   -------------  --------------   -------------  -------------
                                                 68,035          76,427          72,691          73,858         64,535

     Total                                    $ 414,962        $454,684       $ 389,712        $421,825      $ 378,112

See notes to financial information on page 11.

                              Dow Jones & Company
                              Segment information


                                                            First Half        First Half              Year               Year
(in thousands)                                                    1998              1997              1997               1996
                                                       ----------------  ----------------   ---------------   ----------------
Revenues:
Print Publishing (4)                                       $   589,389       $   553,428       $ 1,143,395        $ 1,044,261
Electronic Publishing (5)                                      195,045           167,408           363,232            312,561
Community Newspapers                                           152,287           145,030           300,611            287,511
                                                       ----------------  ----------------   ---------------   ----------------
     Segment Revenues                                          936,721           865,866         1,807,238          1,644,333

Divested/Joint Ventured Operations:
----------------------------------
Print and Television Operations (6)                                  -            10,678            21,091             20,822
                                                       ----------------  ----------------   ---------------   ----------------
     Total Pro Forma Revenues                                  936,721           876,544         1,828,329          1,665,155

Telerate                                                       285,902           370,163           744,189            816,437
                                                       ----------------  ----------------   ---------------   ----------------
     Consolidated Revenues                                 $ 1,222,623       $ 1,246,707       $ 2,572,518        $ 2,481,592


                                                            First Half        First Half              Year               Year
Operating Income (Loss):                                          1998              1997              1997               1996
                                                       ----------------  ----------------   ---------------   ----------------

Print Publishing                                           $   122,972       $   129,286       $   247,191        $   183,897
Electronic Publishing                                           39,658            30,362            61,089             62,900
Community Newspapers                                            24,222            23,724            50,584             43,766
Corporate operating expenses                                   (12,283)           (9,753)          (18,189)           (22,052)
                                                       ----------------  ----------------   ---------------   ----------------
     Segment Profit                                            174,569           173,619           340,675            268,511

Divested/Joint Ventured Operations:
----------------------------------
Print and Television Operations                                      -           (10,651)          (18,239)           (36,798)
                                                       ----------------  ----------------   ---------------   ----------------
     Pro Forma operating income                                174,569           162,968           322,436            231,713

Telerate                                                       (33,227)          (22,779)       (1,064,410)           105,267
                                                       ----------------  ----------------   ---------------   ----------------
     Consolidated Operating income (loss)                  $   141,342       $   140,189       $  (741,974)       $   336,980




                                                            First Half        First Half              Year               Year
EBITDA: (7)                                                       1998              1997              1997               1996
                                                       ----------------  ----------------   ---------------   ----------------

Print Publishing                                           $   148,057       $   151,317       $   303,837        $   225,328
Electronic Publishing                                           50,866            40,709           101,285             81,167
Community Newspapers                                            32,890            31,688            67,138             59,645
Corporate operating expenses                                   (12,283)           (9,753)          (18,189)           (22,052)
                                                       ----------------  ----------------   ---------------   ----------------
     Segment EBITDA                                            219,530           213,961           454,071            344,088

Divested/Joint Ventured Operations:
----------------------------------
Print and Television Operations                                                   (9,292)          (15,484)           (32,228)
                                                       ----------------  ----------------   ---------------   ----------------
     Pro Forma EBITDA                                          219,530           204,669           438,587            311,860

Telerate                                                        20,671            55,158            71,436            242,876
                                                       ----------------  ----------------   ---------------   ----------------
     Consolidated EBITDA                                   $   240,201       $   259,827       $   510,023        $   554,736


                                                            First Half        First Half              Year               Year
EBITDA Margin:                                                    1998              1997              1997               1996
                                                       ----------------  ----------------   ---------------   ----------------

Print Publishing                                                  25.1%             27.3%             26.6%              21.6%
Electronic Publishing (8)                                         26.1%             24.3%             27.9%              26.0%
Community Newspapers                                              21.6%             21.8%             22.3%              20.7%

     All Segments                                                 23.4%             24.7%             25.1%              20.9%


See notes to financial information on page 11.

                              Dow Jones & Company
                   Supplemental Segment Revenue Information


                                              First Half         First Half              Year               Year
(in thousands)                                      1998               1997              1997               1996
                                          ---------------   ----------------   ---------------   ----------------

Print Publishing (4)
U.S. Publications
-----------------
  Advertising                                  $ 379,732          $ 347,433       $   719,679        $   621,348
  Circulation and Other                          156,661            151,304           308,134            307,875
International Publications
--------------------------
  Advertising                                     31,074             31,619            70,977             66,853
  Circulation and Other                           21,922             23,072            44,605             48,185
                                          ---------------   ----------------   ---------------   ----------------
     Total                                       589,389            553,428         1,143,395          1,044,261

Electronic Publishing (5)
  Dow Jones Newswires/Indexes                    108,963             89,731           203,874            159,672
  Interactive Publishing                          86,082             77,677           159,358            152,889
                                          ---------------   ----------------   ---------------   ----------------
     Total                                       195,045            167,408           363,232            312,561

Community Newspapers
  Advertising                                    107,163            101,676           211,693            201,091
  Circulation and Other                           45,124             43,354            88,918             86,420
                                          ---------------   ----------------   ---------------   ----------------
     Total                                       152,287            145,030           300,611            287,511

     Total                                     $ 936,721          $ 865,866       $ 1,807,238        $ 1,644,333


See notes to financial information on page 11.

                              Dow Jones & Company

                 Notes to Financial Information on Pages 5-10

(1) Other asset sales in the first half of 1998 included the sale of the company's interest in WBIS+ TV and Mediatex Communications Corp., publisher of Texas Monthly magazine. Asset sales in 1997's first half included the sale of the company's American Demographics subsidiary, a publisher of information products serving the marketing industry.

(2) Fourth quarter 1997 operating expenses include charges for restructuring IDD Enterprises ($17.1 million) and U.S. TV operations ($4.7 million). Equity losses in associated companies in 1997's fourth quarter include restructuring charges of $29.7 million related to International television operations.

(3) Includes pretax gains on the sale of the company's interest in WBIS+ and Mediatex Communications Corp. (1998 first quarter), Bear Island Paper Company and related timberlands (1997 fourth quarter), American Demographics, Inc. (1997 first quarter) and Press-Enterprise Company (1996 third quarter).

(4) Print Publishing includes the results of The Wall Street Journal and its international editions in Europe and Asia, Barron's and other U.S. and international periodicals. Also included in the segment are U.S. television operations. Within the Print Publishing segment, "U.S." revenue figures refer to all revenues, from whatever geographic source, for publications headquartered in the United States, while "International" revenue figures refer to all revenues, from whatever geographic source, for publications headquartered outside the United States.

(5) Electronic Publishing includes the results of Dow Jones Newswires, Dow Jones Interactive Publishing and Dow Jones Indexes.

(6) Divested/Joint Ventured Print and Television Operations includes the results of European Business News, a television operation which merged with CNBC Europe 12/97; Dow Jones Investor Network, a multimedia product which was discontinued 1/97; American Demographics, Inc., (sold 3/97); and IDD Enterprises' print publishing unit (sold 11/97).

(7) EBITDA is computed as operating income excluding depreciation and amortization and restructuring costs.

(8) Electronic Publishing revenue in 1997 included $31 million in one-time fees for licensing the Dow Jones Averages, approximately two-thirds of which occurred in the third quarter. Excluding these fees, Electronic Publishing's EBITDA margin for 1997 and the 1997 third quarter would have been 21.2% and 22.5%, respectively.

                     UNAUDITED PRO FORMA INCOME STATEMENT
                    FOR THE SIX MONTHS ENDED JUNE 30, 1998


(in thousands, except                              Consolidated         Less:      Pro Forma       Pro Forma
 per share amounts)                               Dow Jones & Co.     Telerate    Adjustments          (5)
Revenues:
Information services                                $    477,165     $  289,027  $   3,125  (1)    $ 191,263
Advertising                                              521,709                                     521,709
Circulation and other                                    223,749                                     223,749

     Total revenues                                    1,222,623        289,027      3,125           936,721

Expenses:
News, operations and development                         404,083        160,557      8,715  (2)      252,241
Selling, administrative and general                      437,549        119,802      6,413  (3)      324,160
Newsprint                                                 82,883                                      82,883
Second class postage and carrier delivery                 57,907                                      57,907
Depreciation and amortization                             98,859         53,898                       44,961

     Operating expenses                                1,081,281        334,257     15,128           762,152

     Operating income                                    141,342        (45,230)   (12,003)          174,569

Other income (deductions):
Investment income                                          3,032            936                        2,096
Interest expense                                          (4,520)          (923)                      (3,597)
Equity in losses of associated companies                  (9,505)                                     (9,505)
(Loss) gain on disposition of businesses
  and investments                                       (120,997)      (136,387)                      15,390
Other, net                                                (3,272)        (2,354)                        (918)

Income (loss) before income taxes                          6,080       (183,958)   (12,003)          178,035

Income tax (benefit)                                      23,079        (55,457)    (4,849)  (4)      73,687

Net (loss) income                                   $    (16,999)    $ (128,501) $  (7,154)        $ 104,348

Net income per share:
     - Basic                                        $      (0.18)                                  $    1.08
     - Diluted                                             (0.18)                                       1.07

Average shares outstanding:
     - Basic                                              96,610                                      96,610
     - Diluted                                            96,610                                      97,920


        See notes to unaudited pro forma income statements on page 15.

                     UNAUDITED PRO FORMA INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 1997


(in thousands, except                          Dow Jones & Co.     Less:         Pro Forma        Pro Forma
 per share amounts)                             (as reported)    Telerate       Adjustments         (5)
Revenues:
Information services                            $ 1,101,696   $    751,689    $     7,500 (1)   $   357,507
Advertising                                       1,011,864                                       1,011,864
Circulation and other                               458,958                                         458,958

     Total revenues                               2,572,518        751,689          7,500         1,828,329

Expenses:
News, operations and development                    899,868        407,399         20,262 (2)       512,731
Selling, administrative and general                 895,707        299,962         14,346 (3)       610,091
Newsprint                                           152,478                                         152,478
Second class postage and carrier delivery           114,442                                         114,442
Depreciation and amortization                       250,734        156,344                           94,390
Restructuring                                     1,001,263        979,502                           21,761

     Operating expenses                           3,314,492      1,843,207         34,608         1,505,893

     Operating (loss) income                       (741,974)    (1,091,518)       (27,108)          322,436

Other income (deductions):

Investment income                                     3,473          2,761                              712
Interest expense                                    (19,367)        (2,422)                         (16,945)
Equity in losses of associated companies            (49,311)          (310)                         (49,001)
Gain on disposition of businesses
  and investments                                    52,595                                          52,595
Other, net                                           (9,300)        (8,029)                          (1,271)

(Loss) income before income taxes                  (763,884)    (1,099,518)       (27,108)          308,526

Income tax (benefit)                                 37,796        (93,868)       (10,952) (4)      120,712

(Loss) income before minority interest             (801,680)    (1,005,650)       (16,156)          187,814

Minority interest                                      (452)          (452)                            (452)

Net (loss) income                               $  (802,132)  $ (1,005,650)   $   (16,156)      $   187,362

Net (loss) income per share:
     - Basic                                    $     (8.36)                                    $      1.95
     - Diluted                                        (8.36)                                           1.93

Average shares outstanding:
     - Basic                                         95,993                                          95,993
     - Diluted                                       95,993                                          96,947

See notes to unaudited pro forma income statements on page 15

                     UNAUDITED PRO FORMA INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 1996


(in thousands, except                      Dow Jones & Co.         Less:        Pro Forma             Pro Forma
 per share amounts)                         (as reported)       Telerate     Adjustments                 (5)

Revenues:
Information services                          $ 1,125,625    $   823,937    $     7,500 (1)        $   309,188
Advertising                                       896,981                                              896,981
Circulation and other                             458,986                                              458,986

     Total revenues                             2,481,592        823,937          7,500              1,665,155

Expenses:
News, operations and development                  820,564        344,116         15,872 (2)            492,320
Selling, administrative and general               831,270        256,710         11,393 (3)            585,953
Newsprint                                         164,766                                              164,766
Second class postage and carrier delivery         110,256                                              110,256
Depreciation and amortization                     217,756        137,609                                80,147

     Operating expenses                         2,144,612        738,435         27,265              1,433,442

     Operating income                             336,980         85,502        (19,765)               231,713

Other income (deductions):
Investment income                                   4,249          3,541                                   708
Interest expense                                  (18,755)        (2,566)                              (16,189)
Equity in losses of associated companies           (5,408)                                              (5,408)
Gain on disposition of businesses
  and investments                                  14,315                                               14,315
Other, net                                           (121)          (366)                                  245

Income before income taxes                        331,260         86,111        (19,765)               225,384

Income tax (benefit)                              147,728         42,435         (7,985) (4)            97,308

(Loss) income before minority interest            183,532         43,676        (11,780)               128,076

Minority interest in losses of subsidiaries         6,437                                                6,437

Net income                                    $   189,969    $    43,676    $   (11,780)           $   134,513

Net income per share:
     - Basic                                  $      1.96                                          $      1.39
     - Diluted                                       1.95                                                 1.38

Average shares outstanding:
     - Basic                                       96,703                                               96,703
     - Diluted                                     97,371                                               97,371


See notes to unaudited pro forma income statements on page 15.

                Notes to Unaudited Pro Forma Income Statements


(1)  Reflects ongoing revenues directly relating to the sale of Telerate.

(2) News and operations costs previously incurred by Telerate which will be part of Dow Jones' continuing business.

(3) Administrative and general costs previously incurred by Telerate which will be part of Dow Jones' continuing operations.

(4)  Taxes are computed at the company's statutory tax rate.

(5) Pro forma first half 1998 diluted earnings per share, excluding asset sales, was $0.96 per share. EBITDA, which the company computes as operating income excluding depreciation and amortization and restructuring charges (in 1997), was $219.5 million.

Pro forma 1997 diluted earnings per share, excluding asset sales and restructuring charges, was $1.95 per share. Pro forma 1997 EBITDA was $438.6 million.

Pro forma 1996 diluted earnings per share, excluding asset sales, was $1.29 per share. Pro forma 1996 EBITDA was $311.9 million.

                              Dow Jones & Company
                              Advertising Volume
                       Year-Over-Year Percentage Change

                                     Second    First     Fourth    Third     Second
                                     Quarter   Quarter   Quarter   Quarter   Quarter
                                      1998      1998      1997      1997      1997
                                     ------    ------    ------    ------    ------
The Wall Street Journal:
  - General                            5.4%     10.7%     11.1%     22.6%     15.9%
  - Financial                          5.5%     -5.4%      1.3%     14.9%     -6.6%
  - Classified and other              12.9%      7.5%     18.0%      8.6%     11.0%

  - Total                              6.5%      4.8%      8.6%     18.0%      8.3%

The Asian Wall Street Journal        -16.4%      5.2%     -1.3%     10.5%     10.3%
The Wall Street Journal Europe         8.7%     16.3%     20.5%      4.3%      6.9%
Barron's                              12.1%     13.1%      6.8%     19.0%     -5.0%

Ottaway Newspapers:
  - Daily                              0.6%     -1.4%
  - Non-daily                         31.7%     25.5%

  - Total                              4.7%      1.9%     -1.2%      2.1%      0.2%




                                     First     Fourth    Third     Second    First
                                     Quarter   Quarter   Quarter   Quarter   Quarter
                                      1997      1996      1996      1996       1996
                                     ------    ------    ------    ------    -------
The Wall Street Journal:
  - General                           23.9%     20.2%     14.3%      7.5%    -17.1%
  - Financial                         20.5%     30.7%     26.8%     47.3%     29.9%
  - Classified and other              17.0%     -0.4%      5.8%      5.0%     -1.9%

  - Total                             21.7%     21.7%     17.0%     18.2%     -2.0%

The Asian Wall Street Journal          4.6%      7.3%     14.9%     12.4%     -5.8%
The Wall Street Journal Europe         8.9%    -18.5%     14.2%     12.5%    -14.3%
Barron's                               9.1%     47.0%     33.0%     25.9%     19.8%

Ottaway Newspapers:
  - Daily
  - Non-daily

  - Total                              2.2%      0.5%     -2.3%     -3.2%      0.5%
